SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 28, 2013
POLAR PETROLEUM CORP.
(Exact name of Company as specified in its charter)

Nevada	333-174433	36-4697119
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification Number)
4300 B Street, Suite 505 Anchorage Alaska 99503 (Address of principal executive offices)

Phone: (907) 561-3001
(Company’s Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

           On May 28, 2013, Polar Petroleum Corp., a Nevada corporation (the “Company”) entered into an Advisor to the Board Agreement (the “Advisory Board Agreement”) by and between the Company and Adrian Pilcher (“Mr. Pilcher”) commencing on June 1, 2013, pursuant to which Mr. Pilcher, will join the Company’s Board of Advisors, until terminated by either party.  Mr. Pilcher, shall serve on our Board of Advisors and will present at the Advisory Board Meetings for compensation of One Hundred Twenty Thousand (120,000) restricted shares of the Company’s common stock per year of service that will be issued on a quarterly basis of Thirty Thousand (30,000) restricted shares for each quarter served in arrears. In addition, Mr. Pilcher, will be compensated One Thousand Two Hundred ($1,200) dollars per meeting as required, per the terms and conditions of those certain Advisory Board Agreements.

The foregoing summary description of the terms of the Agreement may not contain all information that is of interest to the reader. For further information regarding the terms and conditions of the Agreement, this reference is made to such agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by this reference.

Item 2.03 Creation of a direct financial obligation or an obligation under an off-balance sheet arrangement of a registrant

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities

The information provided in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02.  Reference is made to the issuance of the shares of restricted Company common stock to Mr. Pilcher as described under Item 1.01 above.  The issuance of the shares will be conducted by the Company in reliance upon the exemption from registration provided by Section 4(2) and upon Regulation S of the Securities Act of 1933, as amended.

Item 8.01 Other Events.

Polar Petroleum Corp. Investigation into Internet Promotion

It has come to management’s attention that the POLR trading symbol has been associated with certain emails promoting the Company’s securities. Certain third parties unknown to the Company have been spreading information over the internet, via email and possibly other mediums, all of which are unauthorized and are being made without the permission or authorization of the Company.  The Company is working to discover the source of the emails at this time.

Polar Petroleum and its Officers, Directors, Consultants or any of its Affiliates have not authorized any emails to be sent on the Company’s behalf.

Please do your own due diligence and consult with your financial adviser prior to making any decision related to the purchase of Company’s securities.

Item 9.01 Financial Statements and Exhibits

(c) Exhibits:

Exhibit No.	Description
10.1	Advisory Board Agreement between Polar Petroleum, Corp., and Adrian Pilcher dated May 28, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 31, 2013	POAR PETROLEUM CORP.
By: /s/ Daniel Walker
Daniel Walker
President & CEO